                               NINTH AMENDMENT TO
                                CREDIT AGREEMENT

         This NINTH AMENDMENT TO CREDIT AGREEMENT (this AMENDMENT) is dated as of March 21, 2003 and entered into by and among ARRIS GROUP, INC., a Delaware corporation, ARRIS INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("ARRIS"), EACH OF COMPANY'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF (Company, Arris and each such subsidiary are individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent, collateral agent and syndication agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 3, 2001, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002, as supplemented by that certain Acknowledgement dated as of March 21, 2002, as further amended by that certain Second Amendment to Credit Agreement dated as of April 19, 2002, as further amended by that certain Third Amendment to Credit Agreement dated as of April 24, 2002, as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 31, 2002, as further supplemented by that certain Fifth Amendment dated as of September 30, 2002, as further supplemented by that certain Consent dated as of September 30, 2002, as further amended by that certain Sixth Amendment to Credit Agreement dated as of November 21, 2002, as further amended by that certain Seventh Amendment to Credit Agreement dated as of January 2, 2003 and as further amended by that certain Eight Amendment to Credit Agreement dated as of March 11, 2003 (as so amended, restated, supplemented or otherwise modified as of the date hereof, the "CREDIT AGREEMENT"), by and among the Borrowers, the financial institutions listed on the signature pages thereof and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, Company and Atoga Systems, Inc., a California corporation ("ATOGA") have entered into that certain Asset Purchase Agreement, dated as of February 26, 2003, pursuant to which Company has agreed to purchase substantially all of the assets and assume certain liabilities of Atoga; and

         WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to
(i) permit Company to acquire substantially all of the assets and assume certain liabilities of Atoga and (ii) make certain other amendments as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1      AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "ATOGA" means Atoga Systems, Inc., a California corporation.

                  "ATOGA ACQUISITION" means the purchase by Company of substantially all of Atoga's assets and certain liabilities of Atoga on the Ninth Amendment Effective Date, pursuant to the Atoga Acquisition Documents.

                  "ATOGA ACQUISITION DOCUMENTS" means the Atoga Asset Purchase Agreement and all other instruments or documents delivered or entered into in connection with any of the foregoing, in each case including all schedules, annexes and exhibits thereto, as such Atoga Acquisition Documents may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "ATOGA ASSET PURCHASE AGREEMENT" means that certain Asset Purchase Agreement, dated February 26, 2003 between Company and Atoga, as may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "NINTH AMENDMENT EFFECTIVE DATE" means the date the Ninth Amendment to this Agreement became affective in accordance with its terms.

         1.2      AMENDMENTS TO SECTION 7: BORROWERS' NEGATIVE COVENANTS

         A. Subsection 7.2 of the Credit Agreement is hereby amended by deleting clause (v) in its entirety and substituting the following therefor:

                  "(v) Liens (other than Liens on any (x) Accounts or
         Inventory of Holdings, any Borrower or any Domestic Subsidiary or Mexican Subsidiary of any Borrower or (y) Capital Stock) granted by Borrowers and their Subsidiaries securing Indebtedness permitted by subsections 7.1(vi), 7(vii) and 7.1(xii) in an aggregate amount not to exceed $10,000,000 at any time outstanding; provided, however, that Borrowers and their Domestic Subsidiaries shall not grant such Liens in connection with any Indebtedness of any Foreign Subsidiary of any Borrower incurred pursuant to subsection 7.l(vii); provided, further, that (i) Holdings and its Subsidiaries may not grant any Liens in connection with any Indebtedness assumed by Holdings or any of its Subsidiaries in connection with the Cadant Acquisition or the Atoga Acquisition and (ii) no assets acquired pursuant to the Cadant Acquisition or the Atoga Acquisition may be subject to any Liens under any such assumed Indebtedness except to the extent such Liens evidence Capital Leases and are otherwise permitted by subsection 7.2(vii);"

         B. Subsection 7.3 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (xix), deleting the period at the end of clause (xviii) and substituting therefor ";and", and inserting the following clause (xx) at the end of such subsection:

                  "(xxi) So long as no Event of Default or Potential Event of Default has occurred and is continuing or would result therefrom, Company may consummate the Atoga Acquisition, in accordance with (1) the Atoga Acquisition Documents and (2) the following terms:

                           (a) the aggregate amount of consideration paid by Company for the Atoga Acquisition shall not exceed (i) the assumption by Company of liabilities in an aggregate amount not to exceed $1,357,938 plus (ii) the payment by Company of the weekly operating expenses of Atoga from February 6, 2003 until March 18, 2003 in an aggregate amount not to exceed $800,000 in accordance with the terms of the Atoga Asset Purchase Agreement;

                           (b) the aggregate amount of all liabilities being assumed by Company in connection with the Atoga Acquisition, including any Indebtedness and Capital Leases, shall not exceed $1,357,938 plus the payment of up to $800,000 of weekly operating expenses from February 6, 2003 until March 18, 2003;

                           (c) concurrently with the consummation of the Atoga Acquisition, Borrowers shall have fully complied with the requirements of subsections 6.8 and 6.9 of this Agreement and Section 5 of the Security Agreement, with respect to the Atoga Acquisition;

                           (e)      Company shall have delivered to
                  Administrative Agent (i) the results of recent searches, by a Person or Persons satisfactory to Administrative Agent, of all effective UCC financing statements and all judgment and tax lien filings which may have been made with respect to any personal or mixed property acquired in the Atoga Acquisition, together with copies of all such filings disclosed by such search, (ii) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements disclosed in such search, (iii) to the extent requested by Administrative Agent, recent searches, by Person or Persons satisfactory to Administrative Agent of all effective filings with the PTO or United States Copyright Office which may have been made with respect to any patents, trademarks of copyrights being acquired in the Atoga Acquisition and (iv) and all other documents or instruments necessary to release all Liens on any personal or mixed property acquired in the Atoga Acquisition, in each case in form and substance satisfactory to Administrative Agent; and

                           (f) Company shall have delivered an Officer's Certificate, in form and substance satisfactory to Administrative Agent certifying that no Potential Event of Default or Event of Default shall then exist or shall occur after giving effect to the Atoga Acquisition."

         C. Subsection 7.12 of the Credit Agreement is hereby amended by deleting subsection 7.12A in its entirety and substituting therefor the following:

                  "A.      AMENDMENTS OR WAIVERS OF CERTAIN AGREEMENTS. Neither
         Holdings, any Borrower nor any their respective Subsidiaries will agree to any amendment to, or waive any of its rights under (i) any Reorganization Document (other than the Amended and Restated Arris Membership Agreement which is otherwise subject to clause (y) below), Mexican Intercompany Security Document or Tax Abatement Transaction Document after the Closing Date; (ii) any Cadant Acquisition Document after the First Amendment Effective Date; (iii) any Keptel Sale Document after the closing of the Third Amendment to this Agreement;
         (iv) any Actives Division Sale Document after the closing of the Sixth Amendment to this Agreement; (v) after the Eighth Amendment Effective Date, (x) any Holdings Common Stock Redemption Document, the Nortel Letter Agreement, the Option Agreement, the Settlement and Release Agreement, and the Arris Intercompany Note and, (y) only to the extent such amendment or waiver of rights adversely affects the rights of the Lenders, the Amended and Restated Arris Membership Agreement; or (vi) after the Ninth Amendment Effective Date, any Atoga Acquisition Document, without, in each case, obtaining the prior written consent of Requisite Lenders to such amendment or waiver."

         Section 2. CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "NINTH AMENDMENT EFFECTIVE DATE"):

         A. Lenders shall have received from Administrative Agent a completed audit of the Accounts to be acquired in the Atoga Acquisition and Administrative Agent shall have determined the extent to which such Accounts and Inventory shall be included as Eligible Accounts immediately after the consummation of the Atoga Acquisition.

         B. On the Ninth Amendment Effective Date, all conditions to the consummation of the Atoga Acquisition (other than payment of the purchase price therefor and the conveyance of assets resulting therefrom) shall have been satisfied or waived with the consent of Administrative Agent and the Requisite Lenders and Administrative Agent shall have received (i) a fully executed or conformed copy of each Atoga Acquisition Document to be entered into on or prior to the Ninth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and Requisite Leaders, and each such Atoga Acquisition Document shall be in full force and effect and no provision thereof shall have been modified or waived without the consent of Administrative Agent and Requisite Lenders, and the parties to the Atoga Acquisition Documents shall not have failed in any material respect to perform any material obligation or covenant required by the Atoga Asset Purchase Agreement, respectively, to be performed or complied with by any of them on or before the Ninth Amendment Effective Date, and (ii) an Officer's Certificate of Company (1) to the effect set forth in clause (i) and (2) stating that Company and Atoga will proceed to consummate the Atoga Acquisition contemporaneously with the effectiveness of this Amendment.

         SECTION 3. BORROWERS' AND HOLDINGS' REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Holdings and Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Holdings and each Borrower have all requisite corporate power and authority to enter into this Amendment, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Holdings and each Borrower.

         C. NO CONFLICT. The execution and delivery by Holdings and Borrowers of this Amendment and the performance by Holdings and Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, any Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or Certificate of Formation or Operating Agreement, as applicable, of Holdings or any Borrower or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings, any Borrower or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, any Borrower or my of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, any Borrower or any of their Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, any Borrower or any of their respective Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Holdings and each Borrower of this Amendment and the performance by Holdings and the Borrowers of the Amended Agreement and the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Holdings and each Borrower and is the legally valid and binding obligations of such Persons, enforceable against Holdings and the Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true., correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Defeult or a Potential Event of Default

         SECTION 4. ACKNOWLEDGEMENT AND CONSENT

         Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects,

         Holdings and each Subsidiary Guarantor acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

         SECTION 5. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by each of the Borrowers, each of the Subsidiary Guarantors, Holdings and Requisite Lenders and receipt by Company and Administrative Agent of written or telephone notification of such execution and authorization of delivery thereof and (ii) the satisfaction of the conditions precedent contained in Section 2 hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


HOLDINGS:                               ARRIS GROUP, INC.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President, Chief
                                                  Financial Officer & Secretary


COMPANY:                                ARRIS INTERNATIONAL INC.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Executive Vice President,
                                                  Chief Financial Officer &
                                                  Secretary


ARRIS:                                  ARRIS INTERACTIVE, L.L.C.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Executive Vice President


SUBSIDIARIES OF COMPANY:                ANTEC ASSET MANAGEMENT COMPANY

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: President


                                        ANTEC LICENSING COMPANY

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: President

                                        TEXSCAN CORPORATION

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Chairman of the Board


                                        ELECTRONIC CONNECTOR CORPORATION OF
                                        ILLINOIS

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President


                                        POWER GUARD, INC.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President


                                        ELECTRONIC SYSTEM PRODUCTS INC.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President


                                        KEPTEL, INC.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Vice President

SUBSIDIARY GUARANTORS, for
purposes of Section 4 only,             TEXSCAN DE MEXICO, S.A. DE C.V.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Chairman


                                        KEPTEL DE MEXICO S.A. DE C.V.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Chairman


                                        ANTEC INTERNATIONAL CORPORATION

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Director

LENDERS: THE CIT GROUP/BUSINESS CREDIT, INC., individually and as Administrative Agent, Syndication Agent and Collateral Agent

                                        By: /s/ John F. Bohan
                                           ------------------------------------
                                           Name: John F. Bohan
                                           Title: Vice President


                                        BANK ONE, NA, as successor in interest
                                        of American National Bank and Trust
                                        Company of Chicago

                                        By: /s/ Diane M. Zurick
                                           ------------------------------------
                                           Name: Diane M. Zurick
                                           Title: Associate Director


                                        CONGRESS FINANCIAL CORPORATION
                                        (SOUTHEREN)

                                        By: /s/ Gary S. Silvers
                                           ------------------------------------
                                           Name: Gary S. Silvers
                                           Title: Vice President


                                        FLEET CAPITAL CORPORATION

                                        By: /s/ Douglas Strange
                                           ------------------------------------
                                           Name:
                                           Title: Vice President